UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2020 (February 10, 2020)

Nasdaq, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38855	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 W. 42nd Street, New York, New York	10036
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NDAQ	The Nasdaq Stock Market
1.75% Senior Notes due 2029	NDAQ29	The Nasdaq Stock Market
3.875% Senior Notes due 2021	NDAQ21	The Nasdaq Stock Market
1.750% Senior Notes due 2023	NDAQ23	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 13, 2020, Nasdaq, Inc. (the “Company”) completed a public offering of €600,000,000 aggregate principal amount of its 0.875% senior notes due 2030 (the “Senior Notes”). The offering of the Senior Notes was made pursuant to the Company’s registration statement on Form S-3 (Registration Statement No. 333-224489) filed with the U.S. Securities and Exchange Commission on April 27, 2018. The Company expects to use the net proceeds from the offering to refinance indebtedness and for other general corporate purposes.

The Senior Notes were issued under the Indenture, dated June 7, 2013, between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended by the Seventh Supplemental Indenture (the “Supplemental Indenture”), dated February 13, 2020, among the Company, the Trustee and HSBC Bank USA, National Association, as paying agent, registrar and transfer agent. The Supplemental Indenture includes the form of the Senior Notes. The Senior Notes will pay interest annually at a rate of 0.875% per annum and will mature on February 13, 2030.

The Supplemental Indenture is filed as an exhibit to this Form 8-K and is incorporated herein by reference. The description of the Supplemental Indenture is qualified in its entirety by reference thereto.

In addition, in connection with the offering of the Senior Notes, the Company is filing a legal opinion regarding the validity of the Senior Notes, filed herewith as Exhibit 5.1 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference.

Item 8.01.	Other Events.

In connection with the offering of the Senior Notes, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”), dated February 10, 2020, with J.P. Morgan Securities plc, Nordea Bank Abp, Skandinaviska Enskilda Banken AB (publ) and Wells Fargo Securities International Limited, as representatives of the underwriters.

The underwriting agreement and the press releases relating to the offering are filed as exhibits to this Form 8-K and are incorporated herein by reference. The description of the underwriting agreement is qualified in its entirety by reference thereto.

The Company expects to use the net proceeds of the Senior Notes to refinance indebtedness and for other general corporate purposes. The Company intends to redeem all €600,000,000.00 aggregate principal amount outstanding of the Company’s 3.875% senior notes due 2021 (Common Code 094210038), originally issued on June 7, 2013 (the “3.875% Notes”), in accordance with the redemption provisions in the indenture governing the 3.875% Notes. Upon completion of the redemption, no 3.875% Notes will remain outstanding.

The foregoing does not constitute a notice of redemption for the 3.875% Notes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description

1.1

Underwriting Agreement, dated February 10, 2020, by and among Nasdaq, Inc., and J.P. Morgan Securities plc, Nordea Bank Abp, Skandinaviska Enskilda Banken AB (publ) and Wells Fargo Securities International Limited.

4.1

Indenture, dated as of June 7, 2013, between the Company and Wells Fargo Bank, National Association, as trustee — incorporated herein by reference to Exhibit 4.1 to the Company’s Form 8-K filed on June 10, 2013.

4.2

Seventh Supplemental Indenture, dated February 13, 2020, among Nasdaq, Inc., Wells Fargo Bank, National Association, as Trustee, and HSBC Bank USA, National Association, as paying agent and as registrar and transfer agent – incorporated by reference to Exhibit 4.2 to the Company’s Form 8-A filed on February 13, 2020.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP — included as part of Exhibit 5.1 hereto.

99.1	Nasdaq, Inc. Press Release Announcing the Launch of the Offering, dated February 10, 2020.

99.2	Nasdaq, Inc. Press Release Announcing the Pricing of the Offering, dated February 10, 2020.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2020	NASDAQ, INC.

	By:	/s/ John A. Zecca
	Name:	John A. Zecca
	Title:	Executive Vice President and Chief Legal Officer